EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-K of EPAM Systems, Inc. (the “Company”) for the year ended December 31, 2012 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Ilya Cantor, as Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

(i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 11, 2013

/s/ Ilya Cantor
Ilya Cantor
Senior Vice President, Chief Financial Officer and Treasurer
(principal financial officer and principal accounting officer)